SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 13, 2007

Date of Report

March 7, 2007

(Date of earliest event reported)

INNOCOM TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50164	87-0618756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 Unit 3506, Bank of America Tower, 12 Harcourt Road, Central, Hong Kong

(Address of principal executive offices, including zip code)

 (852) 3102 1602

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.   REGULATION FD DISCLOSURE.

In anticipation of the planned presentation by Innocom Technology Holdings, Inc. (the “Company”) to a group of potential investors at the March 2007 China Investor Tour (the “Tour”) in Shenzhen, China, sponsored by Brean Murray Carret & Co., the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Conference.  The Company’s presentation materials are attached hereto as Exhibit 2.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01

OTHER EVENTS

On March 7, 2007, Innocom Technology Holdings Limited (“Innocom Holdings Ltd”), a British Virgin Islands company and a wholly-owned subsidiary of Innocom Technology Holdings, Inc. (the “Registrant”), entered into a memorandum of understanding (“MOU”) with Maxmore Limited, Mr. HUI Yan Sui Willaim, Mr. TAY Siew Leng and Mr. ASABA Masaya (collectively the “Sellers”).  Pursuant to this MOU, Innocom Holdings Ltd intends to acquire 71.5% interest of Superior Precision Engineering Co. Limited (“SPE”) and the Sellers intend to sell their shareholdings of SPE to Innocom Holdings Ltd.  Innocom Holdings Ltd and the Sellers anticipate entering a definitive agreement regarding the sale and purchase of shares of SPE.  Completion of acquisition is conditional upon completion of diligent inspections and assessments by Innocom Holdings Ltd.  SPE provides manufacturing service including tooling design and fabrication, injection molding, spraying, printing, laser marking and sub-assembly.  Mr. HUI Yan Sui William and Mr. TAY Siew Leng are related parties to the Registrant.

The above descriptions of these transactions do not purport to be complete and are qualified in their entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

Item 9.01  Financial Statements and Exhibits

Exhibit No.

Title

1

SPE Memorandum of Understanding

2

Slide Presentation of Innocom Technology Holding, Inc., dated March 2007.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOCOM TECHNOLOGY HOLDINGS, INC.

Date: March 13, 2007

By: /s/ William Yan Sui Hui

William Yan Sui Hui

Chief Executive Officer and

Chief Financial Officer

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